UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02661

Name of Fund:  Merrill Lynch Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Pacific Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Pacific Fund, Inc.


Semi-Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Pacific Fund, Inc.


Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
James Russell, Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                           -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)        -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)         +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



A Discussion With Your Fund's Portfolio Manager


Although returns were flat in absolute terms, the Fund outperformed its benchmarks for the period, benefiting primarily from favorable stock selection in Japan.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of -.73%, -1.15%, -1.14%, -.63% and -.78%, respectively. The Fund's unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Region Index and our Constructed Index, returned -3.03% and -2.34%, respectively, for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

The Fund outperformed its benchmarks over the past six months, a period that brought varying index returns in the Pacific region, ranging from +12.2% in South Korea to -5.8% in Japan. On balance, market returns in the region have been held back by the strength of the U.S. dollar versus the yen so far in 2005. Nevertheless, valuations remain attractive and regional economic activity is positive.

After a slow start, market returns in the Pacific region moved up slightly in February, but then lost momentum until May, when most markets bottomed and began to move back up. Energy-related stocks did the best throughout the period, while technology, which had performed poorly for many months, began to recover after May.


What factors most influenced Fund performance during the period?

Amid the underlying conditions, the Fund's outperformance compared to the benchmarks was primarily due to our stock selection in Japan and, to a lesser degree, Singapore. Having an overweight position in South Korea also helped. Several of the leading contributors to Fund performance were in the energy sector. These included Keppel Corporation Ltd. in Singapore, which is a leading manufacturer of marine oil drilling equipment, and Reliance Industries Ltd. in India, which has energy exposure through its ownership of natural gas fields. Another strong performer, JGC Corp. of Japan, is an engineering company that specializes in liquid natural gas and petrochemical plant design and construction worldwide.

The fact that the Fund did not own Australian resource stocks hindered relative performance, as many of these stocks continued to post strong returns. Among the Fund holdings that disappointed were a number of Japanese manufacturing companies, including those in the automobile industry, such as Suzuki Motor Corp. and Fuji Heavy Industries Ltd.

Japanese financials were mixed, with some non-life insurers, such as Aioi Insurance Co., Ltd. gaining in price, while others, such as Millea Holdings, Inc. fell during the period. Japanese banks were generally weak performers, although their fiscal year financial results appeared significantly improved. The Fund has not owned a Japanese commercial bank for well over a decade, during which time their share prices have fluctuated with various government support programs and restructuring efforts. We are seeing signs that these efforts are finally stabilizing the major banks to a point where they can begin to operate normal credit extension policies. It may still be slightly early for the consequences of these changes to be appreciated by investors, but we have begun to invest in banks with a small position in Resona Holdings, Inc. The Fund maintains another small position in Shinsei Bank Ltd., which is not structured like a standard commercial bank and has a mixed portfolio of financial businesses. We believe the slow rehabilitation of the Japanese commercial banking system has been the key factor in holding back economic growth since the end of the 1980s. There still is no loan growth for the major commercial banks, but the trend is improving regularly and there are signs that asset deflation is generally slowing. This is all very positive news for the largest economy in Asia, and recent indicators of the Japanese labor market also support a better outlook there.

In Japanese industrials, Toyota Industries Corp., Kubota Corp., Tadano Ltd. and Mitsubishi Rayon Co., Ltd. all performed well. China remained an important factor in stimulating trade during the period, but was less of a factor in stock market terms than during 2004. Despite increased domestic consumption in Japan, it was difficult to locate stocks that benefited from this trend and the Fund's largest holding in the Japanese retail sector, Ito-Yokado Co., Ltd. had a negative return for the period.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



What changes were made to the portfolio during the period?

Over the past six months, we reduced the overall number of positions in the portfolio. This included the elimination of several long-term holdings in the Japanese Coca-Cola bottling companies and some small cap names, such as Reliance Capital Ltd., Yungtay Engineering Co., Ltd. and Hainan Meilan International Airport Co., Ltd. New additions included Asahi Glass Co., Ltd., China Shehua Energy Co., Ltd., Chugai Pharmaceutical Co., Ltd., Cofco International Ltd., Wesfarmers Ltd. and ONGC. As a result of our buying and selling activity, the Japanese portion of the portfolio was increased slightly, while the Hong Kong portion decreased. Overall exposure to energy-related sectors was increased.


How would you characterize the Fund's position at the close of the period?

As of June, the portfolio's largest sector weighting was still financials. The Fund also had a relatively large exposure to the Japanese automobile and machinery sectors, and we increased exposure to Japanese pharmaceuticals.

Approximately 68.2% of net assets was invested in Japanese securities, which was slightly more than the composite benchmark weighting of 68%. Major country underweights in the portfolio were Hong Kong/China at 6.4% of net assets and Taiwan at 1.5%. Our position in South Korea was nearly three times that of the composite benchmark at 5.9%. India, at 3.6%, was also an overweight. The total investment in Australia/New Zealand was roughly equal to that of the composite benchmark. The Fund's cash position at period-end stood at 1.4%.

We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your investment needs in the months ahead.


James Russell
Vice President and Portfolio Manager

July 15, 2005



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenence fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Performance Data (continued)

Recent Performance Results
                                                                                Market Performance
                                                                        In Local Currency/In U.S. Dollars

                                                                          6-Month                   12-Month
As of June 30, 2005                                                     Total Return              Total Return
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*             -0.73%                    +9.04%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*             -1.15                     +8.17
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*             -1.14                     +8.22
ML Pacific Fund, Inc. Class I Shares--Total Investment Return*             -0.63                     +9.32
ML Pacific Fund, Inc. Class R Shares--Total Investment Return*             -0.78                     +8.96
MSCI Pacific Region Index**                                                -3.03                     +6.64
Constructed Index***                                                       -2.34                     +8.15
   MSCI Australia                                                       +9.31/+6.29              +27.37/+39.37
   MSCI Hong Kong                                                       +3.53/+3.52              +26.75/+27.18
   MSCI India                                                           +9.33/+9.31              +50.08/+58.69
   MSCI Japan                                                           +1.87/-5.80               +0.13/-1.40
   MSCI Singapore                                                       +8.62/+5.10              +21.71/+24.25
   MSCI South Korea                                                    +12.05/+12.24             +21.35/+35.68
   MSCI Taiwan                                                          +1.85/+2.09               +7.66/+14.55

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

 ** This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

*** The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI
    Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Performance Data (concluded)


Average Annual Total Return


                                  Return Without        Return With
                                   Sales Charge        Sales Charge**
Class A Shares*

One Year Ended 6/30/05                +9.04%              +3.31%
Five Years Ended 6/30/05              -0.98               -2.04
Ten Years Ended 6/30/05               +6.30               +5.73

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                      Return               Return
                                   Without CDSC         With CDSC**
Class B Shares*

One Year Ended 6/30/05                 +8.17%             +4.17%
Five Years Ended 6/30/05               -1.76              -2.06
Ten Years Ended 6/30/05                +5.63              +5.63

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                      Return               Return
                                   Without CDSC         With CDSC**
Class C Shares*

One Year Ended 6/30/05                 +8.22%             +7.22%
Five Years Ended 6/30/05               -1.76              -1.76
Ten Years Ended 6/30/05                +5.47              +5.47

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                  Return Without        Return With
                                   Sales Charge        Sales Charge**
Class I Shares*

One Year Ended 6/30/05                 +9.32%             +3.58%
Five Years Ended 6/30/05               -0.73              -1.79
Ten Years Ended 6/30/05                +6.57              +5.99

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 6/30/05                                    +8.96%
Five Years Ended 6/30/05                                  -0.94
Ten Years Ended 6/30/05                                   +6.19


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value     January 1, 2005
                                                              January 1,         June 30,         to June 30,
                                                                 2005              2005               2005
Actual

Class A                                                         $1,000           $992.70             $5.63
Class B                                                         $1,000           $988.50             $9.42
Class C                                                         $1,000           $988.60             $9.42
Class I                                                         $1,000           $983.70             $4.40
Class R                                                         $1,000           $992.20             $6.57

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,019.14            $5.71
Class B                                                         $1,000          $1,015.32            $9.54
Class C                                                         $1,000          $1,015.32            $9.54
Class I                                                         $1,000          $1,020.38            $4.46
Class R                                                         $1,000          $1,018.20            $6.66


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for
   Class A, 1.91% for Class B, 1.91% for Class C, .89% for Class I and 1.33% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
   Currently, Class R Shares did not accrue distribution fees (12b-1 fees) due to regulatory fee limits for a portion of the period. If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately 1.39% and the actual expenses paid would have been approximately $6.87 and the hypothetical example would have been approximately $6.95.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Portfolio Information as of June 30, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

Guinness Peat Group Plc                           6.6%
Takeda Pharmaceutical Co., Ltd.                   4.3
Toyota Industries Corp.                           3.8
Aioi Insurance Co., Ltd.                          3.8
Millea Holdings, Inc.                             3.3
Mitsui Sumitomo Insurance Co., Ltd.               3.3
Mitsubishi Corp.                                  3.2
POSCO                                             3.2
Reliance Industries, Ltd.                         3.0
Tokyo Gas Co., Ltd.                               2.7


                                               Percent of
Five Largest Industries*                       Net Assets

Insurance                                        14.3%
Diversified Financial Services                    6.6
Chemicals                                         6.5
Pharmaceuticals                                   5.9
Auto Components                                   5.5


* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                            68.8%
New Zealand                                       6.6
Hong Kong                                         6.0
South Korea                                       6.0
India                                             3.6
Singapore                                         2.9
Australia                                         2.8
Taiwan                                            1.5
China                                             0.4
Other*                                            1.4

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Schedule of Investments                                                     (in U.S. dollars)
                                                                    Shares
Country       Industry*          Common Stocks                        Held              Value
Australia--2.8%

              Capital Markets--0.6%

              Macquarie Capital Alliance
              Group (b)                                          2,372,100    $     3,815,148

              Commercial Banks--0.5%

              National Australia Bank Ltd.                         152,000          3,563,903

              Commercial Services &
              Supplies--0.5%

              Brambles Industries Ltd.                             539,706          3,361,052

              Industrial Conglomerates--0.6%

              Wesfarmers Ltd.                                      120,000          3,659,702

              Textiles, Apparel & Luxury
              Goods--0.6%

              Billabong International Ltd.                         385,000          3,999,931

              Total Common Stocks in Australia                                     18,399,736


China--0.4%

              Oil, Gas & Consumable
              Fuels--0.4%

              China Shenhua Energy Co. Ltd.
              Class H (b)                                        2,743,000          2,646,559

              Total Common Stocks in China                                          2,646,559


Hong Kong--6.0%

              Automobiles--0.5%

              Denway Motors Ltd.                                 9,792,000          3,495,658

              Commercial Banks--1.0%

              HSBC Holdings Plc Hong Kong
              Registered                                           406,525          6,537,201

              Food Products--0.3%

              Cofco International Ltd.                           4,043,000          1,937,424

              Industrial Conglomerates--2.2%

              Hutchison Whampoa Ltd.                             1,560,438         14,102,218

              Insurance--0.4%

              Ping An Insurance Group Co. of
              China Ltd.                                         1,793,000          2,883,267

              Real Estate--1.6%
              Wharf Holdings Ltd.                                3,001,000         10,539,578

              Total Common Stocks in Hong Kong                                     39,495,346


India--3.6%

              Chemicals--3.0%

              Reliance Industries Ltd.                           1,336,000         19,723,514

              Oil, Gas & Consumable
              Fuels--0.6%

              Oil & Natural Gas Corp. Ltd.                         168,000          3,944,020

              Total Common Stocks in India                                         23,667,534


Japan--68.9%

              Auto Components--5.5%

              Futaba Industrial Co., Ltd.                          597,000         10,990,705
              Toyota Industries Corp.                              913,000         24,965,166
                                                                              ---------------
                                                                                   35,955,871

              Automobiles--3.7%

              Fuji Heavy Industries Ltd.                         1,574,000          6,562,476
              Suzuki Motor Corp.                                 1,136,000         17,868,857
                                                                              ---------------
                                                                                   24,431,333


                                                                    Shares
Country       Industry*          Common Stocks                        Held              Value
Japan (continued)

              Building Products--2.7%

              Asahi Glass Co., Ltd.                                300,000    $     3,156,755
              Daikin Industries Ltd.                               573,000         14,349,562
                                                                              ---------------
                                                                                   17,506,317

              Chemicals--5.8%

              Asahi Kasei Corp.                                  2,350,000         11,197,545
              Mitsubishi Rayon Co., Ltd.                         2,450,000         10,170,562
              Shin-Etsu Chemical Co., Ltd.                         429,000         16,298,980
                                                                              ---------------
                                                                                   37,667,087

              Commercial Banks--1.5%

              Resona Holdings, Inc. (b)                          2,075,000          3,876,230
              Shinsei Bank Ltd. (f)                              1,120,100          6,044,760
                                                                              ---------------
                                                                                    9,920,990

              Construction &
              Engineering--3.7%
              JGC Corp.                                            838,000         10,315,242
              Okumura Corp.                                      2,408,000         13,625,268
                                                                              ---------------
                                                                                   23,940,510

              Electric Utilities--2.2%

              Chubu Electric Power Co., Inc.                       600,600         14,417,435

              Electronic Equipment &
              Instruments--4.6%

              Hoya Corp.                                           139,000         16,056,313
              Murata Manufacturing Co., Ltd.                       271,900         13,863,686
                                                                              ---------------
                                                                                   29,919,999

              Food & Staples Retailing--1.1%

              Ito-Yokado Co., Ltd.                                 218,000          7,239,780

              Food Products--2.0%

              Ajinomoto Co., Inc.                                  572,000          6,375,056
              Katokichi Co., Ltd.                                  961,000          6,547,739
                                                                              ---------------
                                                                                   12,922,795

              Gas Utilities--2.7%

              Tokyo Gas Co., Ltd.                                4,772,000         17,871,853

              Health Care Equipment &
              Supplies--2.2%

              Terumo Corp.                                         502,000         14,496,887

              Household Durables--1.5%

              Rinnai Corp.                                         217,200          5,360,906
              Sharp Corp.                                          285,000          4,459,796
                                                                              ---------------
                                                                                    9,820,702

              Insurance--10.9%

              Aioi Insurance Co., Ltd.                           4,801,300         24,610,941
              Millea Holdings, Inc.                                  1,619         21,769,786
              Mitsui Sumitomo Insurance Co., Ltd.                2,385,000         21,501,805
              Nipponkoa Insurance Co., Ltd.                        500,000          3,253,317
                                                                              ---------------
                                                                                   71,135,849

              Machinery--4.1%

              Kubota Corp.                                       2,996,000         16,438,661
              Tadano Ltd.                                        1,950,000         10,312,246
                                                                              ---------------
                                                                                   26,750,907

              Office Electronics--1.9%

              Canon, Inc.                                          242,000         12,754,084


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Schedule of Investments (concluded)                                         (in U.S. dollars)
                                                                    Shares
Country       Industry*          Common Stocks                        Held              Value
Japan (concluded)

              Pharmaceuticals--5.9%

              Chugai Pharmaceutical Co., Ltd.                      677,000    $    10,459,561
              Takeda Pharmaceutical Co., Ltd.                      560,000         27,795,325
                                                                              ---------------
                                                                                   38,254,886
              Semiconductors & Semiconductor
              Equipment--1.7%

              Rohm Co., Ltd.                                       114,300         11,037,000

              Software--2.0%

              Fuji Soft ABC, Inc.                                  161,000          5,143,399
              Trend Micro, Inc.                                    212,000          7,557,080
                                                                              ---------------
                                                                                   12,700,479

              Trading Companies &
              Distributors--3.2%

              Mitsubishi Corp.                                   1,555,000         21,161,809

              Total Common Stocks in Japan                                        449,906,573


New Zealand--6.6%

              Diversified Financial
              Services--6.6%

              Guinness Peat Group Plc                           31,050,735         43,210,040

              Total Common Stocks in
              New Zealand                                                          43,210,040


Singapore--2.8%

              Commercial Banks--0.8%

              Oversea-Chinese Banking Corp. Ltd.                   738,400          5,076,418

              Industrial Conglomerates--2.0%

              Keppel Corp. Ltd.                                  1,747,000         12,942,275

              Total Common Stocks in
              Singapore                                                            18,018,693


South Korea--6.0%

              Automobiles--0.6%

              Hyundai Motor Co.                                     75,000          4,172,714

              Chemicals--0.7%

              Hanwha Chemical Corp.                                375,000          4,499,274

              Diversified Telecommunication
              Services--0.9%

              KT Corp. (a)                                         259,200          5,572,800


                                                                    Shares
Country       Industry*          Common Stocks                        Held              Value
South Korea (concluded)

              Metals & Mining--3.2%

              POSCO (a)                                            473,000    $    20,797,810

              Textiles, Apparel & Luxury
              Goods--0.6%

              Cheil Industries, Inc.                               250,000          4,039,671

              Total Common Stocks in
              South Korea                                                          39,082,269


Taiwan--1.5%

              Electronic Equipment &
              Instruments--0.4%

              Delta Electronics, Inc. (b)                        1,638,396          2,547,079

              Metals & Mining--1.1%
              China Steel Corp. (a)                                361,732          7,322,613

              Total Common Stocks in Taiwan                                         9,869,692

              Total Common Stocks
              (Cost--$420,900,365)--98.6%                                         644,296,442


                             Rights
Singapore--0.1%

              Commercial Banks--0.1%

              Oversea-Chinese Banking Corp. (e)                    147,680            564,533

              Total Rights (Cost--$0)--0.1%                                           564,533



                         Short-Term                             Beneficial
                         Securities                              Interest
              Merrill Lynch Liquidity Series, LLC
              Cash Sweep (c)                                    $4,355,580          4,355,580
              Merrill Lynch Liquidity Series, LLC
              Money Market (c)(d)                                4,560,000          4,560,000

              Total Short-Term Securities
              (Cost--$8,915,580)--1.4%                                              8,915,580

Total Investments
(Cost--$429,815,945**)--100.1%                                                    653,776,555
Liabilities in Excess of Other Assets--(0.1%)                                       (467,275)
                                                                              ---------------
Net Assets--100.0%                                                            $   653,309,280
                                                                              ===============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                         $   472,985,750
                                                           ===============
    Gross unrealized appreciation                          $   185,719,092
    Gross unrealized depreciation                              (4,928,287)
                                                           ---------------
    Net unrealized appreciation                            $   180,790,805
                                                           ===============

(a) Depositary Receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
    Act of 1940) were as follows:

                                                  Net             Interest
    Affiliate                                   Activity           Income

    Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I                $ 1,495,099          $84,632
    Merrill Lynch Liquidity Series,
      LLC Money Market Series                $ 3,130,000          $10,395

(d) Security was purchased with the cash proceeds from securities loans.

(e) The rights may be exercised until 7/7/2005.

(f) Security, or portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Statement of Assets and Liabilities

As of June 30, 2005
Assets

          Investments in unaffiliated securities, at value (including securities
          loaned of $4,317,296) (identified cost--$420,900,365)                                                   $   644,860,975
          Investments in affiliated securities, at value (identified cost--$8,915,580)                                  8,915,580
          Cash                                                                                                            569,069
          Foreign cash (cost--$832,866)                                                                                   848,166
          Receivables:
              Securities sold                                                                  $     3,615,970
              Dividends                                                                              3,015,652
              Capital shares sold                                                                      742,405
              Interest from affiliates                                                                  13,270
              Securities lending                                                                           686          7,387,983
                                                                                               ---------------
          Prepaid expenses                                                                                                 32,453
                                                                                                                  ---------------
          Total assets                                                                                                662,614,226
                                                                                                                  ---------------

Liabilities

          Collateral on securities loaned, at value                                                                     4,560,000
          Payables:
              Securities purchased                                                                   2,686,696
              Capital shares redeemed                                                                1,348,679
              Investment adviser                                                                       289,809
              Distributor                                                                              158,076
              Other affiliates                                                                          92,503          4,575,763
                                                                                               ---------------
          Accrued expenses                                                                                                169,183
                                                                                                                  ---------------
          Total liabilities                                                                                             9,304,946
                                                                                                                  ---------------

Net Assets

          Net assets                                                                                              $   653,309,280
                                                                                                                  ===============

Net Assets Consist of

          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                           $       936,721
          Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   398,310
          Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   370,907
          Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,542,381
          Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     4,310
          Paid-in capital in excess of par                                                                            579,935,583
          Accumulated distributions in excess of investment income-net                         $  (35,933,685)
          Accumulated realized capital losses-net                                                (117,842,458)
          Unrealized appreciation-net                                                              223,897,211
                                                                                               ---------------
          Total accumulated earnings-net                                                                               70,121,068
                                                                                                                  ---------------
          Net Assets                                                                                              $   653,309,280
                                                                                                                  ===============

Net Asset Value

          Class A--Based on net assets of $191,897,868 and 9,367,205 shares outstanding                           $         20.49
                                                                                                                  ===============
          Class B--Based on net assets of $75,209,047 and 3,983,095 shares outstanding                            $         18.88
                                                                                                                  ===============
          Class C--Based on net assets of $67,509,955 and 3,709,065 shares outstanding                            $         18.20
                                                                                                                  ===============
          Class I--Based on net assets of $317,874,153 and 15,423,814 shares outstanding                          $         20.61
                                                                                                                  ===============
          Class R--Based on net assets of $818,257 and 43,097 shares outstanding                                  $         18.99
                                                                                                                  ===============

          See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Statement of Operations

For the Six Months Ended June 30, 2005
Investment Income

          Dividends (net of $441,553 foreign withholding tax)                                                     $     6,889,929
          Interest from affiliates                                                                                         84,632
          Securities lending-net                                                                                           10,395
                                                                                                                  ---------------
          Total income                                                                                                  6,984,956
                                                                                                                  ---------------

Expenses

          Investment advisory fees                                                             $     1,997,602
          Account maintenance and distribution fees-Class B                                            426,451
          Account maintenance and distribution fees-Class C                                            325,902
          Transfer agent fees--Class I                                                                 258,185
          Account maintenance fees--Class A                                                            234,384
          Transfer agent fees--Class A                                                                 148,117
          Custodian fees                                                                               140,630
          Accounting services                                                                          139,985
          Transfer agent fees--Class B                                                                  79,051
          Transfer agent fees--Class C                                                                  59,364
          Printing and shareholder reports                                                              35,715
          Registration fees                                                                             32,597
          Professional fees                                                                             32,170
          Directors' fees and expenses                                                                  21,649
          Pricing fees                                                                                   5,023
          Account maintenance and distribution fees-Class R                                              1,422
          Transfer agent fees--Class R                                                                     512
          Other                                                                                         18,501
                                                                                               ---------------
          Total expenses                                                                                                3,957,260
                                                                                                                  ---------------
          Investment income--net                                                                                        3,027,696
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)-Net

          Realized gain (loss)on:
              Investments--net                                                                      10,125,426
              Foreign currency transactions-net                                                      (149,499)          9,975,927
                                                                                               ---------------
          Change in unrealized appreciation/depreciation on:
              Investments--net                                                                    (18,100,133)
              Foreign currency transactions--net                                                     (131,101)       (18,231,234)
                                                                                               ---------------    ---------------
          Total realized and unrealized loss--net                                                                     (8,255,307)
                                                                                                                  ---------------
          Net Decrease in Net Assets Resulting from Operations                                                    $   (5,227,611)
                                                                                                                  ===============

          See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                   June 30,         December 31,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

          Investment income--net                                                               $     3,027,696    $     2,325,289
          Realized gain--net                                                                         9,975,927          8,966,765
          Change in unrealized appreciation/depreciation--net                                     (18,231,234)         86,066,289
                                                                                               ---------------    ---------------
          Net increase (decrease) in net assets resulting from operations                          (5,227,611)         97,358,343
                                                                                               ---------------    ---------------

Dividends to Shareholders

          Investment income--net:
              Class A                                                                                       --        (9,553,756)
              Class B                                                                                       --        (3,789,908)
              Class C                                                                                       --        (2,891,766)
              Class I                                                                                       --       (18,672,214)
              Class R                                                                                       --            (8,171)
                                                                                               ---------------    ---------------
          Net decrease in net assets resulting from dividends to shareholders                               --       (34,915,815)
                                                                                               ---------------    ---------------

Capital Share Transactions

          Net decrease in net assets derived from capital share transactions                      (32,779,310)          (943,252)
                                                                                               ---------------    ---------------

Redemption Fees

          Redemption fees                                                                                7,564              2,956
                                                                                               ---------------    ---------------

Net Assets

          Total increase (decrease) in net assets                                                 (37,999,357)         61,502,232
          Beginning of period                                                                      691,308,637        629,806,405
                                                                                               ---------------    ---------------
          End of period*                                                                       $   653,309,280    $   691,308,637
                                                                                               ===============    ===============
              * Accumulated distributions in excess of investment income--net                  $  (35,933,685)    $  (38,961,381)
                                                                                               ===============    ===============

                See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Financial Highlights
                                                                                              Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,            For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

          Net asset value, beginning of period                    $    20.64   $    18.75   $    13.64    $    16.65   $    20.08
                                                                  ----------   ----------   ----------    ----------   ----------
          Investment income--net***                                      .10          .08          .08           .03          .01
          Realized and unrealized gain (loss)--net                   (.25)++       2.87++         5.03        (2.38)       (2.81)
                                                                  ----------   ----------   ----------    ----------   ----------
          Total from investment operations                             (.15)         2.95         5.11        (2.35)       (2.80)
                                                                  ----------   ----------   ----------    ----------   ----------
          Less dividends from investment income--net                      --       (1.06)           --         (.66)        (.63)
                                                                  ----------   ----------   ----------    ----------   ----------
          Net asset value, end of period                          $    20.49   $    20.64   $    18.75    $    13.64   $    16.65
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return**

          Based on net asset value per share                       (.73%)+++       16.22%       37.46%      (14.72%)     (13.87%)
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

          Expenses                                                    1.14%*        1.14%        1.21%         1.21%        1.14%
                                                                  ==========   ==========   ==========    ==========   ==========
          Investment income--net                                       .97%*         .43%         .55%          .20%         .07%
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

          Net assets, end of period (in thousands)                $  191,898   $  188,572   $  153,191    $  109,718   $  133,027
                                                                  ==========   ==========   ==========    ==========   ==========
          Portfolio turnover                                           7.76%       20.09%       34.08%        11.68%        8.88%
                                                                  ==========   ==========   ==========    ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Financial Highlights (continued)
                                                                                              Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,            For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

          Net asset value, beginning of period                    $    19.10   $    17.24   $    12.64    $    15.60   $    18.79
                                                                  ----------   ----------   ----------    ----------   ----------
          Investment income (loss)--net***                               .01        (.07)        (.03)         (.08)        (.12)
          Realized and unrealized gain (loss)--net                   (.23)++       2.65++         4.63        (2.22)       (2.63)
                                                                  ----------   ----------   ----------    ----------   ----------
          Total from investment operations                             (.22)         2.58         4.60        (2.30)       (2.75)
                                                                  ----------   ----------   ----------    ----------   ----------
          Less dividends from investment income--net                      --        (.72)           --         (.66)        (.44)
                                                                  ----------   ----------   ----------    ----------   ----------
          Net asset value, end of period                          $    18.88   $    19.10   $    17.24    $    12.64   $    15.60
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return**

          Based on net asset value per share                      (1.15%)+++       15.34%       36.39%      (15.41%)     (14.57%)
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

          Expenses                                                    1.91%*        1.92%        2.00%         2.00%        1.92%
                                                                  ==========   ==========   ==========    ==========   ==========
          Investment income (loss)--net                                .16%*       (.37%)       (.22%)        (.57%)       (.69%)
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

          Net assets, end of period (in thousands)                $   75,209   $   94,667   $  118,551    $  115,930   $  225,709
                                                                  ==========   ==========   ==========    ==========   ==========
          Portfolio turnover                                           7.76%       20.09%       34.08%        11.68%        8.88%
                                                                  ==========   ==========   ==========    ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005

Financial Highlights (continued)

                                                                                              Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,            For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

          Net asset value, beginning of period                    $    18.41   $    16.78   $    12.30    $    15.20   $    18.36
                                                                  ----------   ----------   ----------    ----------   ----------
          Investment income (loss)--net***                               .02        (.06)        (.03)         (.08)        (.12)
          Realized and unrealized gain (loss)--net                   (.23)++       2.56++         4.51        (2.16)       (2.57)
                                                                  ----------   ----------   ----------    ----------   ----------
          Total from investment operations                             (.21)         2.50         4.48        (2.24)       (2.69)
                                                                  ----------   ----------   ----------    ----------   ----------
          Less dividends from investment income--net                      --        (.87)           --         (.66)        (.47)
                                                                  ----------   ----------   ----------    ----------   ----------
          Net asset value, end of period                          $    18.20   $    18.41   $    16.78    $    12.30   $    15.20
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return**

          Based on net asset value per share                      (1.14%)+++       15.34%       36.42%      (15.42%)     (14.59%)
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

          Expenses                                                    1.91%*        1.92%        2.00%         2.00%        1.92%
                                                                  ==========   ==========   ==========    ==========   ==========
          Investment income (loss)--net                                .19%*       (.36%)       (.26%)        (.59%)       (.70%)
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

          Net assets, end of period (in thousands)                $   67,510   $   63,988   $   45,458    $   31,748   $   51,343
                                                                  ==========   ==========   ==========    ==========   ==========
          Portfolio turnover                                           7.76%       20.09%       34.08%        11.68%        8.88%
                                                                  ==========   ==========   ==========    ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Financial Highlights (continued)
                                                                                              Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           June 30,            For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

          Net asset value, beginning of period                    $    20.74   $    18.87   $    13.68    $    16.67   $    20.10
                                                                  ----------   ----------   ----------    ----------   ----------
          Investment income--net***                                      .12          .13          .12           .07          .06
          Realized and unrealized gain (loss)--net                   (.25)++       2.88++         5.07        (2.40)       (2.81)
                                                                  ----------   ----------   ----------    ----------   ----------
          Total from investment operations                             (.13)         3.01         5.19        (2.33)       (2.75)
                                                                  ----------   ----------   ----------    ----------   ----------
          Less dividends from investment income--net                      --       (1.14)           --         (.66)        (.68)
                                                                  ----------   ----------   ----------    ----------   ----------
          Net asset value, end of period                          $    20.61   $    20.74   $    18.87    $    13.68   $    16.67
                                                                  ==========   ==========   ==========    ==========   ==========

Total Investment Return**

          Based on net asset value per share                       (.63%)+++       16.48%       37.94%      (14.58%)     (13.63%)
                                                                  ==========   ==========   ==========    ==========   ==========

Ratios to Average Net Assets

          Expenses                                                     .89%*         .89%         .96%          .96%         .89%
                                                                  ==========   ==========   ==========    ==========   ==========
          Investment income--net                                      1.22%*         .66%         .81%          .48%         .33%
                                                                  ==========   ==========   ==========    ==========   ==========

Supplemental Data

          Net assets, end of period (in thousands)                $  317,874   $  343,639   $  312,607    $  228,069   $  352,632
                                                                  ==========   ==========   ==========    ==========   ==========
          Portfolio turnover                                           7.76%       20.09%       34.08%        11.68%        8.88%
                                                                  ==========   ==========   ==========    ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Financial Highlights (concluded)

                                                                                              Class R

                                                                              For the Six          For the       For the Period
                                                                              Months Ended        Year Ended   January 3, 2003++
The following per share data and ratios have been derived                       June 30,         December 31,   to December 31,
from information provided in the financial statements.                            2005               2004             2003
Per Share Operating Performance

          Net asset value, beginning of period                                 $      19.14       $      17.53       $      12.61
                                                                               ------------       ------------       ------------
          Investment income--net***                                                     .06                .06                .20
          Realized and unrealized gain (loss)--net                                    (.21)               2.67               4.72
                                                                               ------------       ------------       ------------
          Total from investment operations                                            (.15)               2.73               4.92
                                                                               ------------       ------------       ------------
          Less dividends from investment income--net                                     --             (1.12)                 --
                                                                               ------------       ------------       ------------
          Net asset value, end of period                                       $      18.99       $      19.14       $      17.53
                                                                               ============       ============       ============

Total Investment Return**

          Based on net asset value per share                                      (.78%)+++             16.14%          39.02%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

          Expenses                                                                   1.33%*              1.18%             1.46%*
                                                                               ============       ============       ============
          Investment income--net                                                      .85%*               .40%              .31%*
                                                                               ============       ============       ============

Supplemental Data

          Net assets, end of period (in thousands)                              $       818        $       443             --++++
                                                                               ============       ============       ============
          Portfolio turnover                                                          7.76%             20.09%             34.08%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the six months ended
June 30, 2005.

For the six months ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                       $6,250          $  80,695
Class I                                       $  413          $   2,878


For the six months ended June 30, 2005, MLPF&S received contingent deferred sales charges of $17,745 and $3,992 relating to transactions in Class B and Class C Shares, respectively.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $4,429 in securities lending agent fees.

In addition, MLPF&S received $34,771 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

For the six months ended June 30, 2005, the Fund reimbursed MLIM $7,726 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $51,472,245 and $226,117,055, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $32,779,310 and $943,252 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  672,253    $    13,755,727
Automatic conversion of shares               530,261         10,808,138
                                     ---------------    ---------------
Total issued                               1,202,514         24,563,865
Shares redeemed                            (972,341)       (19,887,342)
                                     ---------------    ---------------
Net increase                                 230,173    $     4,676,523
                                     ===============    ===============


Class A Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                1,506,346    $    29,453,524
Shares issued to shareholders
   in reinvestment of dividends              417,229          8,008,212
Automatic conversion of shares             1,382,284         26,736,249
                                     ---------------    ---------------
Total issued                               3,305,859         64,197,985
Shares redeemed                          (2,338,085)       (45,300,973)
                                     ---------------    ---------------
Net increase                                 967,774    $    18,897,012
                                     ===============    ===============


Class B Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  208,115    $     3,956,208
                                     ---------------    ---------------
Automatic conversion of shares             (574,422)       (10,808,138)
Shares redeemed                            (608,068)       (11,455,003)
                                     ---------------    ---------------
Total redeemed                           (1,182,490)       (22,263,141)
                                     ---------------    ---------------
Net decrease                               (974,375)    $  (18,306,933)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  736,188    $    13,215,461
Shares issued to shareholders
   in reinvestment of dividends              181,594          3,205,085
                                     ---------------    ---------------
Total issued                                 917,782         16,420,546
                                     ---------------    ---------------
Automatic conversion of shares           (1,505,269)       (26,736,249)
Shares redeemed                          (1,330,466)       (23,728,375)
                                     ---------------    ---------------
Total redeemed                           (2,835,735)       (50,464,624)
                                     ---------------    ---------------
Net decrease                             (1,917,953)    $  (34,044,078)
                                     ===============    ===============


Class C Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                  602,549    $    10,946,306
Shares redeemed                            (369,749)        (6,718,141)
                                     ---------------    ---------------
Net increase                                 232,800    $     4,228,165
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                1,242,843    $    21,732,577
Shares issued to shareholders
   in reinvestment of dividends              146,862          2,505,831
                                     ---------------    ---------------
Total issued                               1,389,705         24,238,408
Shares redeemed                            (621,965)       (10,690,851)
                                     ---------------    ---------------
Net increase                                 767,740    $    13,547,557
                                     ===============    ===============



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Notes to Financial Statements (concluded)


Class I Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                1,663,372    $    34,127,994
Shares redeemed                          (2,811,538)       (57,882,297)
                                     ---------------    ---------------
Net decrease                             (1,148,166)    $  (23,754,303)
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                4,803,899    $    94,141,399
Shares issued to shareholders
   in reinvestment of dividends              862,640         16,659,652
                                     ---------------    ---------------
Total issued                               5,666,539        110,801,051
Shares redeemed                          (5,664,791)      (110,574,496)
                                     ---------------    ---------------
Net increase                                   1,748    $       226,555
                                     ===============    ===============


Class R Shares for the
Six Months Ended                                                 Dollar
June 30, 2005                                 Shares             Amount

Shares sold                                   27,079    $       512,157
Shares redeemed                              (7,124)          (134,919)
                                     ---------------    ---------------
Net increase                                  19,955    $       377,238
                                     ===============    ===============


Class R Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   23,214    $       430,938
Shares issued to shareholders
   in reinvestment of dividends                  449              8,163
                                     ---------------    ---------------
Total issued                                  23,663            439,101
Shares redeemed                                (529)            (9,399)
                                     ---------------    ---------------
Net increase                                  23,134    $       429,702
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.


6. Commitments:
At June 30, 2005, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,685,000 and $569,000, respectively.


7. Capital Loss Carryforward:
On December 31, 2004, the Fund had a net capital loss carryforward of $127,718,132, of which $5,486,001 expires in 2009, $81,398,770 expires in
2010, $40,017,886 expires in 2011 and $815,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.202395 per Class A Share, $.202289 per Class B Share, $.202297 per Class C Share, $.202424 per Class I Share and $.202424 per Class R Share on July 27, 2005 to shareholders of record on July 21, 2005.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore and institutional funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the second quintile of a group of comparable funds for the one-year, in the fourth quintile for the three-year and in the third quintile for the five-year periods ended February 28, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. James Russell has more than thirteen years experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore and institutional funds with similar investment mandates and noted that the fees charged by the Investment Adviser to the offshore fund was less than the fee being charged to the Fund but exceeded that being charged to the institutional clients. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Board considered that the Fund's contractual and actual management fee rates ranked significantly lower than the median of fees charged by comparable funds. The Board has concluded that the Fund's contractual and actual management fee rates and its total expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Pacific Fund, Inc.

By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 19, 2005